                                                                    EXHIBIT 99.1


                               OCEAN ENERGY, INC.

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE
                     7 5/8% SENIOR NOTES DUE 2005, SERIES A
           FOR ALL OUTSTANDING 7 5/8% SENIOR NOTES DUE 2005, SERIES B
                                       AND
                     8 1/4% SENIOR NOTES DUE 2018, SERIES A
           FOR ALL OUTSTANDING 8 1/4% SENIOR NOTES DUE 2018, SERIES B
                                       AND
               8 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A
     FOR ALL OUTSTANDING 8 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B

                 PURSUANT TO THE PROSPECTUS DATED _______, 1998

             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., E.D.T., ON _____________, 1998, UNLESS THE
                          EXCHANGE OFFER IS EXTENDED.

                                   Deliver To:
           U.S. Bank Trust National Association (the "Exchange Agent")


BY HAND, MAIL or OVERNIGHT DELIVERY:                       BY FACSIMILE TRANSMISSION
U.S. Bank Trust National Association                    (FOR ELIGIBLE INSTITUTIONS ONLY):
     180 East Fifth Street                                   (612) 244-1537
   St. Paul, Minnesota 55101
Attn: Specialized Finance Department

                    FOR INFORMATION OR CONFIRM BY TELEPHONE:
                                 (612) 244-4512


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges that he or she has received the Prospectus, dated _______, 1998 (the "Prospectus"), of Ocean Energy, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange: (i) $1,000 principal amount of its 7 5/8% Senior Notes due 2005, Series B (the "2005 Senior Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part (the "Registration Statement") for each $1,000 principal amount of its outstanding 7 5/8% Senior Notes due 2005, Series A (the "Old 2005 Senior Notes"); (ii) $1,000 principal amount of its 8 1/4% Senior Notes due 2018, Series B (the "2018 Senior Exchange Notes") that have been registered under the Securities Act pursuant to the Registration Statement for each $1,000 principal amount of its outstanding 8 1/4% Senior Notes due 2018, Series A (the "Old 2018 Senior Notes"); and (iii) $1,000 principal amount of its 8 3/8% Senior Subordinated Notes due 2008, Series B (the "Senior Subordinated Exchange Notes") that have been registered under the Securities Act pursuant to the Registration Statement for each $1,000 principal amount of its outstanding 8 3/8% Senior Subordinated Notes due 2008, Series A (the "Old Senior Subordinated Notes"), of which $500,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The 2005 Senior Exchange Notes, 2018 Senior Exchange Notes and Senior Subordinated Exchange Notes are sometimes referred to herein collectively as the "Exchange Notes." The Old 2005 Senior Notes, Old 2018 Senior Notes and Old Senior Subordinated Notes are sometimes referred to herein collectively as the "Old Notes." The term "Expiration Date" shall mean 5:00 p.m., E.D.T., on __________, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used if either (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders (as defined herein), (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Depositary") pursuant to the procedures set forth under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or
(iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

    All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (i) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (ii) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2)

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12 HEREIN.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount with respect to any of the Old Notes tendered for exchange hereby. All other tenders must be in integral multiples of $1,000.

BOX I-A

--------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF 7 5/8% SENIOR NOTES DUE 2005, SERIES A
--------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*                                              AGGREGATE PRINCIPAL AMOUNT
                 (PLEASE FILL IN, IF BLANK)                        CERTIFICATE NUMBER(S)*          TENDERED (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL  PRINCIPAL  AMOUNT  OF  OLD
                                                              2005 SENIOR NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------------
*        NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
**       NEED NOT BE COMPLETED BY HOLDERS WHO WISH TO TENDER WITH RESPECT TO ALL OLD 2005 SENIOR NOTES LISTED.
-----------------------------------------------------------------------------------------------------------------------------------

BOX I-B

--------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF 8 1/4% SENIOR NOTES DUE 2018, SERIES A
--------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*                                              AGGREGATE PRINCIPAL AMOUNT
                 (PLEASE FILL IN, IF BLANK)                        CERTIFICATE NUMBER(S)*          TENDERED (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL  PRINCIPAL  AMOUNT  OF  OLD
                                                              2018 SENIOR NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------------
*        NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
**       NEED NOT BE COMPLETED BY HOLDERS WHO WISH TO TENDER WITH RESPECT TO ALL OLD 2018 SENIOR NOTES LISTED.
--------------------------------------------------------------------------------------------------------------------------------

BOX I-C

-----------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF 8 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A
--------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*                                              AGGREGATE PRINCIPAL AMOUNT
                 (PLEASE FILL IN, IF BLANK)                        CERTIFICATE NUMBER(S)*          TENDERED (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL PRINCIPAL AMOUNT OF OLD
                                                              SENIOR SUBORDINATED NOTES
                                                              TENDERED
--------------------------------------------------------------------------------------------------------------------------------
*        NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
** NEED NOT BE COMPLETED BY HOLDERS WHO WISH TO TENDER WITH RESPECT TO ALL OLD SENIOR SUBORDINATED NOTES LISTED.
--------------------------------------------------------------------------------------------------------------------------------

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II                                               BOX III

--------------------------------------------         ---------------------------------------------------
     SPECIAL REGISTRATION INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
      (See Instructions 4, 5, and 6)                           (See Instructions 4, 5, and 6)

To be completed ONLY if certificates for             To be completed ONLY if certificates for Old
Old Notes in a principal amount not                  Notes in a principal amount not tendered, or
tendered, or Exchange  Notes issued in               Exchange Notes issued in exchange for Old Notes
exchange for Old Notes accepted for                  accepted for exchange, are to be issued in the
exchange, are to be issued in the name of            name of someone other than the undersigned.
someone other than the undersigned.

Issue certificate(s) to:                             Deliver certificate(s) to:

Name:                                                Name:
     ------------------------------------                  ------------------------------------
              (PLEASE PRINT)                                         (PLEASE PRINT)

-----------------------------------------           -------------------------------------------
              (PLEASE PRINT)                                         (PLEASE PRINT)

Address                                             Address
       ----------------------------------                   -----------------------------------

-----------------------------------------           -------------------------------------------
           (INCLUDING ZIP CODE)                                     (INCLUDING ZIP CODE)


-----------------------------------------           -------------------------------------------
TAX IDENTIFICATION OR SOCIAL SECURITY                TAX IDENTIFICATION OR SOCIAL SECURITY
             NUMBER                                                   NUMBER

--------------------------------------------         ---------------------------------------------------

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution                                         [ ] The Depository Trust Company
                                   ------------------------------------
     Account Number
                    ---------------------------------------------------------------------------------------

     Transaction Code Number
                             ------------------------------------------------------------------------------

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." (See Instruction 2)

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of tendering Holder(s)
                                   --------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                       ------------------------

    Name of Institution which guaranteed delivery
                                                  -----------------------------

    Transaction Code Number
                            ---------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         ----------------------------------------------------------------------

    Address:
            -------------------------------------------------------------------

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated in Box I-A, I-B and/or I-C above.

    Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Senior Subordinated Indenture for the Old Senior Subordinated Notes and the Senior Subordinated Exchange Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the Securities and Exchange Commission to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

    The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

    The undersigned represents and warrants that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company or any Subsidiary as defined in Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Old Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

    The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

    The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Old Notes accrued through the date of issuance of the Exchange Notes.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

    If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

    By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

    Holders who wish to tender the Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                     AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

    This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4)


     X
      ----------------------------------          -----------------------------
                                                  Date

     X
      ----------------------------------          -----------------------------
      Signature(s) of Holder(s) or                Date
      Authorized Signatory

Name(s):                                          Address:
        --------------------------------                   ---------------------

        --------------------------------          ------------------------------
              (Please print)                           (including Zip Code)

Capacity:                                         Area Code/Tel. No.:
         -------------------------------                             -----------

Social Security No.:
                    ------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

BOX IV

--------------------------------------------------------------------------------
                     SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
 (Address {including zip code} and Telephone Number {including area code} of Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)

Date:
     -------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (ii) such Old Notes are tendered for the account of an Eligible Institution. (See Instruction 6) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

    2. Delivery of this Letter of Transmittal and Old Notes. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., E.D.T., on the Expiration Date.

    The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Old Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

    The Exchange Agent will make a request to establish an account with respect to the Old Notes at the Depositary for purposes of the Exchange Offer within two business days after receipt of this Prospectus, and any financial institution that is a participant in the Depositary may make book-entry delivery of Old Notes by causing the Depositary to transfer such Old Notes into the Exchange Agent's account at the Depositary in accordance with the Depositary's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at the Depositary, this Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender Old Notes that are held through the Depositary by transmitting its acceptance through the Depositary's Automatic Tender Offer Program, for which the transaction will be eligible, and the Depositary will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Old Notes and that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and the Company may enforce such agreement against such participant.

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer -Guaranteed Delivery Procedures." Any Holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., E.D.T., on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

    3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

    4. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

    5. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of Box I-A, I-B and/or I-C above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

    Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., E.D.T., on the Expiration Date. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., E.D.T., on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

    6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of such Old Note without alteration, enlargement or any change whatsoever.

    If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

    7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal (the "Substitute Form W-9") and either (i) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (a) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I of the Substitute Form W-9, the Company (or the applicable Paying Agent under the respective Indentures governing such Exchange Notes) shall retain 31% of payments made to the tendering Holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within 60 days after the date of the Substitute Form W-9, the Company (or the applicable Paying Agent) shall remit such amounts retained during the 60-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the applicable Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security Number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

    Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the applicable Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the information under the caption "The Exchange Offer -- Solicitation of Tenders; Fees and Expenses" in the Prospectus.

    Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    10. Waiver of Conditions. The Company reserves the right, in their sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

    11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------------------------------------------------------
          CERTIFICATE SURRENDERED                         OLD NOTES TENDERED                           OLD NOTES ACCEPTED
--------------------------------------------- -------------------------------------------- -------------------------------------


--------------------------------------------- -------------------------------------------- -------------------------------------

--------------------------------------------- -------------------------------------------- -------------------------------------

Date Received:                                Accepted by:                                 Checked by:
                  --------------------                          -------------------                          -------------------
Delivery Prepared by:                         Checked by:                                  Date:
                           ------------                         -------------------              ------------------------------
--------------------------------------------- -------------------------------------------- -------------------------------------

                            IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his Social Security Number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. An IRS Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the Holder has been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------
         CERTIFICATION OF PAYEE AWAITING TAXPAYER INDEMNIFICATION NUMBER
--------------------------------------------------------------------------------

         I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE                                   DATE
          -------------------------------         ------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

                        PAYER'S NAME: OCEAN ENERGY, INC.


    ------------------------------------------------------------------------------------------------------------------
    SUBSTITUTE                  PART I - TAXPAYER IDENTIFICATION NUMBER (TIN)           SOCIAL SECURITY NUMBER

    FORM W-9                                                                        ------------------------------
                                ENTER  YOUR TIN IN THE  APPROPRIATE  BOX.  FOR                    OR
    DEPARTMENT OF THE           INDIVIDUALS,  THIS  IS  YOUR  SOCIAL  SECURITY
    TREASURY INTERNAL REVENUE   NUMBER (SSN).  FOR SOLE  PROPRIETORS,  SEE THE
    SERVICE                     INSTRUCTIONS IN THE ENCLOSED  GUIDELINES.  FOR      EMPLOYEE IDENTIFICATION NUMBER
                                OTHER   ENTITIES,    IT   IS   YOUR   EMPLOYER
    REQUEST FOR TAXPAYER        IDENTIFICATION  NUMBER  (EIN).  IF  YOU DO NOT      ------------------------------
    IDENTIFICATION NUMBER AND   HAVE  A  NUMBER,  SEE  HOW TO GET A TIN IN THE
    CERTIFICATION               ENCLOSED GUIDELINES.

                                -----------------------------------------------

                                NOTE:  IF THE ACCOUNT IS IN MORE THAN ONE NAME,
                                SEE THE CHART ON PAGE 2 OF THE ENCLOSED
                                GUIDELINES ON WHOSE NUMBER TO ENTER.

                                --------------------------------------------------------------------------------------


                                PART II - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                 (See part II instructions in the enclosed Guidelines)

                                --------------------------------------------------------------------------------------

    PART III - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:


    (1)   The number shown on this form is my correct Taxpayer Identification
          Number (or I am waiting for a number to be issued to me), and

    (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
          Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


    Signature:                                                        Date:                       , 1998
               ---------------------------------------------------          ---------------------
    ------------------------------------------------------------------------------------------------------------------

     CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


-------------------------------------- -----------------------    ------------------------------------- -------------------------
FOR THIS TYPE OF ACCOUNT:              GIVE THE                   FOR THIS TYPE OF ACCOUNT:             GIVE THE EMPLOYER
                                       SOCIAL SECURITY                                                  IDENTIFICATION NUMBER OF -
                                       NUMBER OF -
-------------------------------------- -----------------------    ------------------------------------- -------------------------
1.    An individual's account.         The individual             9.  A valid trust, estate, or         The legal entity (Do
                                                                      pension trust                     not furnish the
                                                                                                        identifying number of
                                                                                                        the personal representative
                                                                                                        or trustee unless the
                                                                                                        legal entity itself is
                                                                                                        not designated in the
                                                                                                        account title.)(5)

2.   Two or more individuals (joint    The actual owner of       10.  Corporate account                 The corporation
     account)                          the account or, if
                                       combined funds, any
                                       one of the
                                       individuals(1)

3.   Husband and wife (joint           The actual owner of       11.  Religious, charitable, or         The organization
     account)                          the account or, if             educational organization account
                                       joint funds, either
                                       person(1)

4.   Custodian  account  of a  minor   The minor (2)             12.  Partnership account held in       The partnership
     (Uniform Gift to Minors Act)                                     the name of the business

5.   Adult and minor (joint account)   The adult or, if the      13.  Association, club, or other       The organization
                                       minor is the only              tax-exempt organization
                                       contributor, the
                                       minor(1)

6.   Account in the name of            The ward, minor, or       14.  A broker or registered nominee    The broker or nominee
     guardian or committee for a       incompetent person(3)
     designated ward, minor, or
     incompetent person

7.   a The usual revocable savings     The grantor-trustee(1)    15.  Account with the Department       The public entity
       trust account (grantor is also                                 of Agriculture in the name
       of trustee)                                                    a public entity (such as a State
     b So-called trust account that    The actual owner(1)            or local government, school,
       is not a legal or valid trust                                  district, or prison) that
       under State law                                                receives agricultural program
                                                                      payments

8.    Sole proprietorship account      The owner (4)
---------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circled the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

                                     PAGE 2




OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o    A corporation.
o    A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).
o    The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o    An international organization or any agency, or instrumentality thereof.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o    A real estate investment trust.
o    A common trust fund operated by a bank under section 584(a)
o An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.
o    An entity registered at all times under the Investment Company Act of 1940.
o    A foreign central bank of issue.
o A future commission merchant registered with the Commodity Futures Trading Commission.
o A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
o    Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
o    Payments of interest on obligations issued by individuals.

 Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).
o    Payments described in section 6049(b)(5) to non-resident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.
o    Mortgage interest paid to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations. PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. --Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                OFFER TO EXCHANGE
                     7 5/8% SENIOR NOTES DUE 2005, SERIES B
           FOR ALL OUTSTANDING 7 5/8% SENIOR NOTES DUE 2005, SERIES A
                                       AND
                     8 1/4% SENIOR NOTES DUE 2018, SERIES B
           FOR ALL OUTSTANDING 8 1/4% SENIOR NOTES DUE 2018, SERIES A
                                       AND
                   8 3/8% SENIOR SUBORDINATED NOTES DUE 2008,
                   SERIES B FOR ALL OUTSTANDING 8 3/8% SENIOR
                      SUBORDINATED NOTES DUE 2008, SERIES A
                                       OF

                               OCEAN ENERGY, INC.


To Securities Dealers, Commercial Banks,
         Trust Companies and other Nominees:

         We are enclosing herewith the materials listed below relating to the offer (the "EXCHANGE OFFER") by Ocean Energy, Inc. (the "COMPANY") to exchange
(i) its outstanding 7 5/8% Senior Notes due 2005 (the "OLD 2005 SENIOR NOTES"), of which an aggregate of $125,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7 5/8% Senior Notes due 2005 (the "2005 SENIOR EXCHANGE NOTES"), (ii) its outstanding 8 1/4% Senior Notes due 2018 (the "OLD 2018 SENIOR NOTES" and, together with the Old 2005 Senior Notes, the "OLD SENIOR NOTES"), of which an aggregate of $125,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 8 1/4% Senior Notes due 2018 (the "2018 SENIOR EXCHANGE NOTES" and, together with the 2005 Senior Exchange Notes, the "SENIOR EXCHANGE NOTES"), and (iii) its outstanding 8 3/8% Senior Subordinated Notes due 2008 (the "OLD SENIOR SUBORDINATED NOTES" and, collectively with the Old Senior NoteS, the "OLD NOTES"), of which an aggregate of $250,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 8 3/8 % Senior Subordinated Notes due 2008 (the "SENIOR SUBORDINATED EXCHANGE NOTES" and, together with the Senior Exchange Notes, the "EXCHANGE NOTES"), which Exchange Notes have been registered under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth in the Prospectus, dated _______, 1998 (the "PROSPECTUS"), and the related Letter of Transmittal (the "LETTER OF TRANSMITTAL"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         Enclosed herewith are copies of the following documents:

1.   The Prospectus;

2.   Letter of Transmittal;

3.   Notice of Guaranteed Delivery;

4. Letter which may be sent to your clients for whose account you hold Old Notes registered in your name or in the name of your nominee, with space provided for obtaining such client's instruction with regard to the Exchange Offer; and

5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., E.D.T., ON _______________, 1998, UNLESS EXTENDED.

         To tender Old Notes, certificates for Old Notes or a Book-Entry Confirmation, a duly executed and properly completed Letter of Transmittal or a facsimile thereof and any other required documents must be received by the Exchange Agent as provided in the Prospectus and the Letter of Transmittal.

         The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 9 of the enclosed Letter of Transmittal.

         Additional copies of the enclosed material may be obtained from U.S. Bank Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101; Tel. No. (612) 244-4512.

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                               OCEAN ENERGY, INC.

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                     7 5/8% SENIOR NOTES DUE 2005, SERIES A;
                     8 1/4% SENIOR NOTES DUE 2018, SERIES A;
                                       AND
               8 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A

   As set forth in the Prospectus dated __________, 1998 (the "Prospectus") of Ocean Energy, Inc. (the "Company") and in the Letter of Transmittal (the "Letter of Transmittal"), this form or a form substantially equivalent to this form must be used to accept the Exchange Offer (as defined below) if the certificates for any of the outstanding 7 5/8% Senior Notes due 2005, Series A; 8 1/4% Senior Notes due 2018, Series A; or 8 3/8% Senior Subordinated Notes due 2008, Series A (collectively, the "Old Notes") of the Company and all other documents required by the Letter of Transmittal cannot be delivered to the Exchange Agent by the expiration of the Exchange Offer or compliance with book-entry transfer procedures cannot be effected on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission, telex or mail to the Exchange Agent no later than the Expiration Date, and must include a signature guarantee by an Eligible Institution as set forth below. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Prospectus.

                                   Deliver To:
           U.S. Bank Trust National Association (the "Exchange Agent")

BY HAND, MAIL or OVERNIGHT DELIVERY:              BY FACSIMILE TRANSMISSION
U.S. Bank Trust National Association          (FOR ELIGIBLE INSTITUTIONS ONLY):
       180 East Fifth Street                           (612) 244-1537
     St. Paul, Minnesota 55101
Attn: Specialized Finance Department


                    FOR INFORMATION OR CONFIRM BY TELEPHONE:
                                 (612) 244-4512


   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signatures must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signature(s).

Ladies and Gentlemen:

   The undersigned acknowledges receipt of the Prospectus and the related Letter of Transmittal which describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of 7 5/8% Senior Notes due 2005, Series B; $1,000 in principal amount of a new series of 8 1/4 % Senior Notes due 2018, Series B; and $1,000 in principal amount of a new series of 8 3/8% Senior Subordinated Notes due 2008, Series B (collectively, the "Exchange Notes") for each $1,000 in principal amount of the respective Old Notes.

   The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal pursuant to the guaranteed delivery procedure set forth in the "The Exchange Offer -- Guaranteed Delivery Procedures" section in the Prospectus and the accompanying Letter of Transmittal.

   The undersigned understands that no withdrawal of a tender of Old Notes may be made after 5:00 p.m., E.D.T., on the Expiration Date. The undersigned understands that for a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at one of its addresses specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

   The undersigned understands that the exchange of Old Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) such Old Notes (or Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company (the "Depositary" or "DTC")) and (ii) a Letter of Transmittal (or facsimile thereof) with respect to such Old Notes, properly completed and duly executed, with any required signature guarantees, this Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the confirmation of a book-entry transfer, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                            PLEASE SIGN AND COMPLETE

-----------------------------------------------------------------------------------------------------------------------------------
Principal Amount of Old 2005 Senior Notes Tendered:*             Certificate No(s) of Old 2005 Senior Notes (if available):

------------------------------------------------------           ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------


Principal Amount of Old 2018 Senior Notes Tendered:*             Certificate No(s) of Old 2018 Senior Notes (if available)

------------------------------------------------------           ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------


Principal Amount of Old Senior Subordinated Notes                Certificate No(s) of Old Senior Subordinated Notes (if available):
Tendered:*

------------------------------------------------------           ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------


Name(s) of Registered Holder(s):                                 Signature(s) of Registered Owner(s) or
                                                                 Authorized Signatory:

------------------------------------------------------           ---------------------------------------------------------------

------------------------------------------------------           ---------------------------------------------------------------


Address:                                                         Date:
          --------------------------------------------                ----------------------------------------------------------


Area Code and Telephone No.:                                     If Old Notes will be delivered by book-entry transfer at
                            --------------------------           The Depository Trust Company, insert Depository
*Must be in denominations of principal amount of $1,000          Account No.:
and any integral multiple thereof.                                            --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

         This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
          ---------------------------------------------------------------------
Capacity:
           --------------------------------------------------------------------
Address(es):
             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------

DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


--------------------------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 13d-3 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 14e-4 of the Exchange Act and (c) guarantees that, within three New York Stock Exchange trading days from the expiration date of the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
              --------------------------------   -------------------------------
                                                       Authorized Signature

Address:
         -------------------------------------   Name:
                                                       -------------------------
         -------------------------------------   Title:
                                                        ------------------------
         -------------------------------------   Date:
                                                       -------------------------

--------------------------------------------------------------------------------

                                OFFER TO EXCHANGE
                     7 5/8% SENIOR NOTES DUE 2005, SERIES B
           FOR ALL OUTSTANDING 7 5/8% SENIOR NOTES DUE 2005, SERIES A
                                       AND
                     8 1/4% SENIOR NOTES DUE 2018, SERIES B
           FOR ALL OUTSTANDING 8 1/4% SENIOR NOTES DUE 2018, SERIES A
                                       AND
              8 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
                       FOR ALL OUTSTANDING 8 3/8% SENIOR
                      SUBORDINATED NOTES DUE 2008, SERIES A
                                       OF

                               OCEAN ENERGY, INC.


To Our Clients:

         We are enclosing herewith a Prospectus dated ______, 1998 (the "PROSPECTUS") and a related Letter of Transmittal (the "LETTER OF TRANSMITTAL") relating to the offer (the "EXCHANGE OFFER") by Ocean Energy, Inc. (the "COMPANY") to exchange (i) its outstanding 7 5/8% Senior Notes due 2005 (the "OLD 2005 SENIOR NOTES"), of which an aggregate of $125,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7 5/8% Senior Notes due 2005 (the "2005 SENIOR EXCHANGE NOTES"), (ii) its outstanding
8 1/4% Senior Notes due 2018 (the "OLD 2018 SENIOR NOTES" and, together with the Old 2005 Senior Notes, the "OLD SENIOR NOTES"), of which an aggregate of $125,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 8 1/4% Senior Notes due 2018 (the "2018 SENIOR EXCHANGE NOTES" and, together with the 2005 Senior Exchange Notes, the "SENIOR EXCHANGE NOTES"), and (iii) its outstanding 8 3/8% Senior Subordinated Notes due 2008 (the "OLD SENIOR SUBORDINATED NOTES" and, collectively with the Old Senior Notes, the "OLD NOTES"), of which an aggregate of $250,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 8 3/8% Senior Subordinated Notes due 2008 (the "SENIOR SUBORDINATED EXCHANGE NOTES" and, together with the Senior Exchange Notes, the "EXCHANGE NOTES"), which Exchange Notes have been registered under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         These materials are being forwarded to you as the beneficial owner of Old Notes carried by us for your account or benefit but not registered in your name. A tender of any Old Notes may be made only by us as the registered holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if they wish to tender Old Notes in the Exchange Offer.

         Accordingly, we request instructions as to whether you wish us to tender any or all Old Notes pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to tender your Old Notes.

         YOUR INSTRUCTIONS TO US SHOULD BE FORWARDED AS PROMPTLY AS POSSIBLE IN ORDER TO PERMIT US TO TENDER OLD NOTES ON YOUR BEHALF IN ACCORDANCE WITH THE PROVISIONS OF THE EXCHANGE OFFER. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., E.D.T., ON ____________, 1998, UNLESS EXTENDED.

         If you wish to have us tender any or all of your Old Notes held by us for your account or benefit, please so instruct us by completing, executing and returning to us the instruction form that appears below. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to tender Old Notes held by us and registered in our name for your account or benefit.

                                  INSTRUCTIONS

         The undersigned hereby acknowledges receipt of your letter and enclosed materials referred to therein relating to the Exchange Offer of Ocean Energy, Inc.

         THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT OF OLD NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OR BENEFIT OF THE UNDERSIGNED, PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

         [ ] Please TENDER my Old Notes held by you for the account or benefit of the undersigned. I have identified on a signed schedule attached hereto the principal amount of Old Notes to be tendered if I wish to tender less than all of my Old Notes.

         [ ] Please DO NOT TENDER my Old Notes held by you for the account of the undersigned.


Date:
                    -----------------------------------------------------------
                                           Signature(s)


                    -----------------------------------------------------------
                    -----------------------------------------------------------
                                       Name(s) (please print)

         UNLESS A SPECIFIC CONTRARY INSTRUCTION IS GIVEN IN A SIGNED SCHEDULE ATTACHED HERETO, YOUR SIGNATURE(S) HEREON SHALL CONSTITUTE AN INSTRUCTION TO US TO TENDER ALL OF YOUR OLD NOTES.



                                       2